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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): February 15, 2000


                                 ASHWORTH, INC.
               (Exact Name of Registrant as Specified in Charter)



           Delaware                   0-18553            84-1052000
 (State or Other Jurisdiction       (Commission         (IRS Employer
       of Incorporation)           File Number)      Identification No.)



              2791 Loker Avenue West
               Carlsbad, California                          92008
     (Address of Principal Executive Offices)             (Zip Code)



       Registrant's telephone number, including area code: (760) 438-6610



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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        ITEM 5.       OTHER EVENTS.

        At a meeting of the Board of Directors of Ashworth, Inc. (the "Company"), the Board considered and approved certain amendments to the Company's bylaws and determined to amend and restate them in their entirety. Attached hereto is a copy of the Amended and Restated Bylaws of the Company.

        ITEM 7.       EXHIBITS.

        3.1           Amended and Restated Bylaws of Ashworth, Inc.



                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ASHWORTH, INC.



Date:   February 22, 2000                   By:    /s/Halina Balys
                                                   -----------------------------
                                                   Halina Balys
                                                   Secretary